HISTORICAL INVESTMENT RESULTS OF THE INVESTMENT ADVISER
Set forth on the chart below is performance information data provided by Tweedy, Browne relating to certain investment results of Tweedy, Browne investment advisory accounts and the S & P 500. The performance data below relates only to domestic equity accounts and therefore should not be relied upon by investors of the Global Value Fund in making investment decisions. These advisory accounts have the same investment objective as the American Value Fund (the "American Fund") and were managed using investment strategies and techniques substantially similar, but not necessarily identical, to those implemented by the American Fund. However, the American Fund is subject to investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act or the Internal Revenue Code which are not applicable to the advisory accounts. (See "Investment Objective and Policies.") Tweedy, Browne believes that its management of the advisory accounts is sufficiently comparable to its management of the American Fund to make the performance data listed below relevant to investors in the American Fund. The results presented are not intended to predict or suggest the returns that will be experienced by the American Fund or the return investors will achieve by investing in the American Fund and investors should not rely on these results as an indication of future performance of any of Tweedy, Browne's separate advisory accounts or the American Fund. Different methods of determining performance from those described in the footnote to the chart may result in different performance figures.

          Tweedy, Browne American Fund                                        1994             1995             1996
          -------------------------------------------------------------- ---------------- ---------------- ----------------
          Annual Return for 1-Year Period                                    -1.16%*          +36.21%          +22.45%
          Average Annual Total Return Since Inception (12/8/93)               ____             ____            +17.73%
          Total Return Since Inception (12/8/93)                              ____             ____            +64.85%
          *Represents the period from commencement of operations (12/8/93) through 12/31/94

                           TWEEDY, BROWNE COMPANY L.P.
                           22 Year Investment Results -- U.S. Equity Composite -- 1/1/75 through 12/31/96

                                Advisory Accounts
                    ---------------------------------------------------------------------------------------------

                      Average Total           Average                                   Total Return on
                      Return Before         Total Return         Average %            Common Stocks Alone              S & P
       Year           Deducting Fees     Net of Actual Fees       in Cash             Net of Actual Fees                500
------------------- ------------------- --------------------- ---------------- ---------------------------------- -----------------
      1975                 58.6%              56.4%                 11.8%                     63.1%                     37.2%
      1976                 42.7               40.4                   7.7                      43.5                      23.8
      1977                 28.8               27.2                   6.7                      28.9                      -7.2
      1978                 21.4               19.9                   7.5                      21.1                       6.6
      1979                 30.8               28.7                   5.8                      30.0                      18.7
      1980                 16.2               14.6                   7.2                      15.0                      32.5
      1981                 11.4                9.9                  17.7                       8.7                      -4.9
      1982                 17.2               15.6                  13.7                      16.4                      21.5
      1983                 33.3               31.2                  15.6                      35.8                      22.7
      1984                 18.0               15.8                  16.2                      17.3                       6.3
      1985                 31.3               28.9                  24.8                      36.7                      31.8
      1986                 13.8               11.6                  38.5                      16.6                      18.7
      1987                  6.2                4.2                  32.4                       4.5                       5.3
      1988                 20.4               18.1                  37.2                      26.5                      16.6
      1989                 15.3               13.2                  30.3                      16.4                      31.7
      1990                -10.5              -12.3                  28.8                     -19.5                      -3.1
      1991                 25.3               24.0                  35.2                      34.7                      30.5
      1992                 16.1               14.9                  26.5                      19.5                       7.6
      1993                 14.0               12.7                  15.6                      14.6                      10.1
      1994                  1.3               -0.1                   6.7                      -0.4                       1.3
      1995                 38.2               36.4                   5.9                      38.4                      37.6
      1996                 28.2               26.6                   5.1                      27.8                      23.0

      22 Years             20.9%              19.1%                 18.0%                     21.4%                     15.9%




          VALUE AT DECEMBER 31, 1996 OF $10,000 CONTINUOUSLY REINVESTED
                  SINCE JANUARY 1, 1975 IN THE FOLLOWING WAYS:

          ------------------------------------------------------------------------------------------------------------------
          Tweedy, Browne average of advisory accounts
          (net of actual fees)                                                                 $423,430

          Portion of Tweedy, Browne average of advisory accounts
          invested in common stocks alone (net of actual fees)                                 $642,200

          S & P 500                                                                            $238,790



The following notes are to provide additional information relating to the computation of the performance data in the charts:

1. The schedule presents the annual average investment results for the following: (1) Asset Investors Fund ("AIF"), a closed-end investment company advised by Tweedy, Browne from 1975 through 1982. (2) a composite of all client accounts whose portfolios were managed by Tweedy, Browne continuously over a 14 or 15 year period commencing in either 1976 (four accounts) or 1977 (twenty-two accounts), (3) after 1990, all fully discretionary fee-paying client portfolios with assets in excess of $250,000 that have been under management for at least 6 months prior to measurement. The S&P 500 is an unmeasured index which measures the reinvestment of dividends and which is generally considered representative of U.S. large capitalization stocks.

2.  Average Total Return Net of Actual Fees:
Total return includes realized and unrealized gains and losses plus income, net of advisory fees, transaction expenses and fund expenses charged to the account by Tweedy, Browne Company L.P. In calculating performance results, each client portfolio (other than AIF and one other client) was valued monthly and the internal rate of return was then compounded monthly, calculated quarterly and then compounded to produce an annual rate of return. For AIF the annual rate of return was the yearly percentage change in net asset value, with dividends reinvested as of the beginning of the year and liquidating distributions reducing the net asset value base. For the other client in 1976, the portfolio was valued quarterly and the internal rate of return was compounded quarterly, calculated quarterly and then compounded to produce an annual rate of return. In subsequent years after 1976 the performance for this client was calculated in the same manner as all other months as described above. Performance results have been calculated over a time-weighted, mean basis and are computed in accordance with the standardized formula for such computation as required by the Securities and Exchange Commission for use by open-end investment companies. Since December 31, 1990 results for the advisory accounts are asset weighted using beginning-of-quarter values and exclude any investment in the Tweedy Browne Global Value Fund. Prior to December 31, 1990 results are computed on an equal weighted basis.

3.  Average Percentage of Accounts Invested in Common Stocks:
The percentage invested in common stocks is determined by comparing the value of common stocks in an account to the value of the total assets of the account. Total assets are defined as cash, cash equivalents, short-term investments and securities (substantially all of which were common stocks) valued at current market prices. The percentage invested was measured quarterly for client portfolios and semiannually for AIF. The average percentage invested for a particular year is an average of the sub-period averages.

4.  Actual Fees:
Actual fees range from 1.5% of the invested portion of each advisory account to 2% on an advisory account's total assets and include brokerage fees.